Accrued Expenses and Other Current Liabilities - Reconciliation of Changes in Product Warranty Liability (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Movement in Standard and Extended Product Warranty, Increase (Decrease) [Roll Forward]
Balance at the beginning of the period	$ 2,614	$ 3,090
Warranty expense	4,964	1,665
Warranty claims settled	(3,426)	(2,141)
Balance at the end of the period	$ 4,152	$ 2,614